UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 23, 2005
                                                         -----------------------

                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

 2250 William D. Tate Avenue, Grapevine, Texas                    76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code

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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 2.02 Results of Operations and Financial Condition

     On March 23, 2005, GameStop Corp. (the "Company") issued a press release announcing its financial results for the fiscal quarter and fiscal year ended January 29, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press Release of GameStop Corp., dated March 23, 2005

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GAMESTOP CORP.
                                        (Registrant)


                                        By: /s/ David W. Carlson
                                            -------------------------
                                        Name:   David W. Carlson
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

Date:  March 23, 2005

                                 GAMESTOP CORP.


                                 EXHIBIT INDEX


Exhibit Nmber                   Description
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99.1               Press Release of GameStop Corp., dated March 23, 2005